LEASES (Schedule of Lease-Related Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Lessee Disclosure [Abstract]
Operating lease right-of-use assets	$ 72,047
Current lease liabilities Accrued expenses and other liabilities	11,330
Long-term lease liabilities	64,638
Total lease liabilities	$ 75,968
Weighted average remaining lease term (years)	9 years 2 months 16 days
Weighted average discount rate	3.51%